================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 29, 2003

                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)



        Virginia                       0-16751                   54-1443350
(State of Incorporation)       (Commission File Number)         (IRS Employer



                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)






================================================================================

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

         (c) Exhibits.

EXHIBIT           DESCRIPTION
-------           -----------
  99.1 Monthly operating report for the period commencing July 1, 2003 and ending July 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         As previously reported, on March 4, 2003, NTELOS Inc. (the "Company") and certain of its subsidiaries filed voluntary petitions to reorganize under Chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court")(Case No. 03-32094). On August 29, 2003, the Company filed its monthly operating report for the period commencing July 1, 2003 and ending July 31, 2003 (the "Operating Report") with the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.1.*

THE OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

       The Company cautions readers not to place undue reliance upon the information contained in the Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. The information contained in the Operating Report might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

--------------

* Certain attachments to the Operating Report are not included as part of
Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Securities and Exchange Commission upon its request.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NTELOS INC.
                                 (Registrant)


                                  By:   /s/ Michael B. Moneymaker
                                      -----------------------------------------
                                      Michael B. Moneymaker
                                      Executive Vice President and Chief
                                      Financial Officer, Treasurer and Secretary


Date: August 29, 2003